UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

Capital CIty Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, FL		32301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 402-7821

  Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CCBG	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Impacted Periods and Financial Statements

On May 8, 2024 and in connection with the preparation of Capital City Bank Group, Inc.’s (“the Company”) financial statements for the first quarter of 2024, the Company identified changes needed in preparing its consolidated financial statements, specifically its Consolidated Statement of Cash Flows related to certain construction/permanent loan sales. The Company, in consultation and following discussions with, the Chairman of the Audit Committee of the Board of Directors of the Company and the Company’s independent registered public accounting firm, FORVIS, LLP, determined that, as further discussed below, the Company’s Consolidated Financial Statements for the following periods (collectively, the “Impacted Statements”) should no longer be relied upon: (1) the years ended December 31, 2021, 2022 and 2023, (2) the three month periods ended March 31, 2022 and 2023, (3) the six month periods ended June 30, 2022 and 2023, and (4) the nine month periods ended September 30, 2022 and 2023.

The Company intends to file an amendment to the Company’s previously filed Annual Report on Form 10-K for the year ended December 31, 2023 (which will restate all Impacted Statements) as soon as practicable.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about the Company’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words and phrases such as “may,” “could,” “should,” “looking forward,” “will,” “would,” “believes,” “expects,” “hope,” “anticipates,” “estimate,” “intends,” “plans,” “assume,” “goal,” “seek,” “can,” “predicts,” “potential,” “projects,” “continuing,” “ongoing,” and similar expressions. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors and assumptions, some of which are beyond the Company’s control. Among the factors that could cause the Company’s financial performance to differ materially from that suggested by forward-looking statements include, without limitation, the risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. If one or more of the factors affecting the Company’s forward-looking information and statements renders forward-looking information or statements incorrect, the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking information and statements. Therefore, the Company cautions the reader not to place undue reliance on any forward-looking information or statements herein. The effect of these factors is difficult to predict. Factors other than these also could adversely affect the Company’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time. Management cannot assess the impact of any such factor on the Company’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements reflect the current beliefs and expectations of the Company’s management and only speak as of the date of this document, and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date:	May 13, 2024	By:	/s/ Jeptha E. Larkin
Jeptha E. Larkin,
Executive Vice President
and Chief Financial Officer